Events after reporting date	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after reporting date
41. Events after reporting date
There were no events that could have a material impact on the financial results of the Group after 31 December 2021 up to the date on which the consolidated financial statements for the year ended 31 December 2021 were authorised for issue, other than those disclosed below.
41.1 Sandouville acquisition
On 30 July 2021, Sibanye-Stillwater announced that it had entered into an exclusive put option agreement (Put Option) with French mining group Eramet SA (Eramet) for the acquisition of 100% of the Sandouville nickel hydrometallurgical processing facility (Sandouville), located in Normandy, France. The Sandouville facility is situated in the industrial heart of Europe at Le Havre, France’s second largest industrial port, with strategic access to extensive logistical infrastructure including shipping, rail and key motorways, supporting any future supply into the European end user markets.
The transaction is the second step in the Group's battery metals strategy, building on the investment in the Keliber lithium hydroxide project, in partnership with the State of Finland and the Finnish Minerals Group, announced in February 2021. The Sandouville site is a polyvalent facility which is already zoned for heavy industrial purposes. The site is scaleable for nickel, cobalt and lithium battery grade products, and will enable the Group to further advance its battery metals strategy and recycling activities.
On 4 November 2021, following the signing of the exclusive Put Option, Sibanye-Stillwater announced that the Share Purchase Agreement (SPA) had been signed to acquire 100% of Sandouville. The signature of the SPA followed the successful completion of the information-consultation process with the employee representative bodies of Sandouville and Eramet, who rendered a favourable opinion of the transaction. The transaction also received the key regulatory approvals of the South African Reserve Bank and clearance from the French Foreign Investment Control Office. The remaining conditions in respect of the acquisition were fulfilled on 4 February 2022, which resulted in an effective acquisition date of 4 February 2022.
Management is in the process of identifying and measuring the assets and liabilities in accordance with IFRS 3 for, amongst others, property, plant and equipment, contingent liabilities, inventory, provisions, as well as any deferred tax implications. In particular, management is still finalising the assessment of certain inputs and assumptions and gathering information that may impact the identification and fair value of the net assets. The cash purchase consideration is approximately €85 million, subject to any final post-closing adjustments.
41.2 Santa Rita and Serrote
On 26 October 2021, Sibanye-Stillwater entered into purchase and sale agreements with affiliates of funds advised by Appian Capital Advisory LLP (Appian) to purchase 100% of the Santa Rita nickel mine (Santa Rita) and the Serrote copper mine, both located in Brazil. The acquisition price was to be a cash consideration of US$1 billion and a 5% net smelter royalty over potential future underground production at Santa Rita (the Atlantic Nickel SPA and the MVV SPA, respectively).
Sibanye-Stillwater was advised by Appian that, subsequent to signing the Atlantic Nickel SPA and the MVV SPA, a geotechnical event occurred at Santa Rita. Management assessed the event and its effect and concluded that it was and was reasonably expected to be material and adverse to the business, financial condition, results of operations, the properties, assets, liabilities or operations of Santa Rita. Accordingly, pursuant to the terms of the Atlantic Nickel SPA, on 24 January 2022, Sibanye-Stillwater gave notice of termination of the Atlantic Nickel SPA. As the MVV SPA was conditional on the closing of the Atlantic Nickel SPA, which had become impossible to satisfy, on the same date Sibanye-Stillwater also gave notice of termination of the MVV SPA. As announced by Sibanye-Stillwater on 2 March 2022, if Appian commences proceedings, the Group will follow due course in defending any possible claims or litigation on the matter.
41.3 Rhyolite Ridge joint venture with ioneer
On 16 September 2021, Sibanye-Stillwater announced that it had reached an agreement with ioneer to establish a joint venture company with respect to the Rhyolite Ridge lithium-boron project. Following the satisfaction of all conditions precedent, the Group will contribute US$490 million for a 50% interest in Rhyolite Ridge. ioneer will also hold a 50% interest and retain the operational management responsibility. Management concluded that the transaction was not effective at 31 December 2021 since a number of conditions precedent were still outstanding, joint control was not obtained and no contractual rights or obligations were created.
41.4 Kroondal transaction
On 31 January 2022, Sibanye-Stillwater announced it had entered into an agreement with Rustenburg Platinum Mines Limited (RPM) a subsidiary of Anglo American Platinum Limited, through its subsidiary Sibanye Rustenburg Platinum Mines Limited (SRPM), which will result in SRPM assuming full ownership of the Kroondal operation. The Kroondal operation is subject to a 50/50 pool and share agreement (Kroondal PSA) between Kroondal Operations Proprietary Limited (a wholly-owned subsidiary of the Group) and RPM (collectively the PSA parties).
By the end of 2020 certain shafts at the Kroondal operation had reached the boundaries of the Kroondal PSA lease area. In order to allow the affected shafts to continue operating, with effect from January 2021, a contractor mining agreement was agreed between the PSA Parties and SRPM, providing for the mining of SRPM from the Kroondal operations (the “Contractor Agreement”).
In addition to the Contractor Agreement, SRPM and RPM have entered into a sale and purchase agreement in terms of which SRPM will acquire RPM’s 50% interest and all associated liabilities in respect of the Kroondal PSA for a cash consideration of R1.00 plus the assumption of RPM's portion of all associated liabilities, which include all associated closure costs and rehabilitation liabilities. This transaction will extend the life of the Kroondal operations to 2029 and ensure significant value creation for all stakeholders. Management is in the process of assessing the accounting impact of the transaction.
41.5 Wage agreement reached at East Boulder mine
The Group successfully ratified a new collective bargaining agreement, effective 16 February 2022 through to 31 July 2024, with the United Steel Workers International Union (USW) at its East Boulder mine in Montana in the United States. The agreement covers a broad range of terms including average annual wage increases of 2.5% in 2022, 3% in 2023 and 3% in 2024. In addition to the base increase in 2022, an increase to benefits and incentive has been agreed, which will result in an effective average increase of 5.4% for 2022 if all safety and quality deliverables are fully met. This settlement amounts to an annual average increase of 3.8% per year for the next three years, which compares favourably with US inflation rates.
41.6 SA gold operations wage dispute
On 14 January 2022, the Group announced that the Commission for Conciliation, Mediation and Arbitration (CCMA), has issued a certificate of non-resolution in respect of the dispute conciliation process between Sibanye-Stillwater and the labour unions, comprising AMCU, the NUM, Solidarity and UASA in respect of wage negotiations at the Group’s gold operations. This certificate permits the unions to embark on a strike and the Group to implement a lock-out within a 12-month period from issuance. Both parties need to give the counterparty 48 hours’ notice prior to embarking on any action.
On 4 February 2022, Sibanye-Stillwater tabled an offer to the unions, which confirmed the Group’s commitment to wage increases, which are sustainable and in the interest of all stakeholders as well as linked to inflation. If accepted, this offer means that category 4 to 8 employees will receive an average increase of 6% in year one, 5.7% in year two and 5.4% in year three. Miners, artisans and officials will receive an increase of 5% in year one, two and three.
On 8 March 2022, Sibanye-Stillwater advised that it received notice from AMCU and NUM that the unions intended to embark on a protected strike action from 9 March 2022. By the date of this report, the wage offer had been unconditionally accepted by Solidarity and UASA. The Group continues to engage with the national leadership of AMCU and NUM in an effort to reach a final settlement.
41.7 Verkor
During February 2022, Sibanye-Stillwater entered into a term sheet whereby the Group, through its wholly-owned subsidiary, Sibanye Battery Metals Proprietary Limited, would invest in Verkor S.A. (Verkor) through a €25 million convertible bond. Verkor is a French Gigafactory project aiming to enter the European battery materials market as a manufacturer of low-carbon footprint batteries for application in electric vehicles and large-scale stationary storage markets. The Group subscribed for the convertible bond on 22 March 2022. Management is in the process of assessing the accounting impact of the transaction.
41.8 Change in future South African corporate income tax (CIT) rate
During his budget speech on 23 February 2022, the South African Minister of Finance confirmed the change in the South African CIT rate as announced in his February 2021 budget speech. For the financial year ended 31 December 2021, the CIT rate applicable to Sibanye-Stillwater and its South African subsidiaries, which apply a CIT rate, was 28% and will remain at 28% for the financial year ending 31 December 2022. For subsequent financial years the change will become effective and a 27% CIT rate will apply.
41.9 Keliber investment
On 14 March 2022, the Group made payment for the third tranche of the initial phased equity investment in Keliber. The subscription price amounted to €5 million for an additional 125 000 shares in Keliber, representing an approximately 30% shareholding at the time of subscription. The Group now holds a guaranteed option to achieve the majority shareholding in Keliber, should it wish to do so, by contributing further equity financing for the development of the project. Since the Group obtained a substantive ability to acquire a majority shareholding in Keliber upon subscription for the third tranche share investment, management concluded that control was obtained at the time of subscription. Management is in the process of assessing the accounting impact of the transaction.